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                                                               EXHIBIT (1)(8)(m)



                    PUTNAM PARTICIPATION AGREEMENT AMENDMENT

                                AMENDMENT NO. 3

     Amendment to the Participation Agreement among ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Security Life Insurance Company) (the "Company"), Putnam Variable Trust (the "Trust") and Putnam Mutual Funds Corp. (the "Underwriter") dated January 8, 1997 (the "Agreement").

     Schedule A is hereby revised to read as follows:

                                   SCHEDULE A

                                   CONTRACTS

                               FEBRUARY __, 2001

     1. ReliaStar Life Insurance Company of New York Variable Life Separate Account I

          (a) Flexible Premium Variable Life Insurance Policy Contract Form Number 85-251

          (b) Survivorship Flexible Premium Variable Life Insurance Policy Contract Form Number 85-438

          (c) Flexible Premium Variable Life Insurance Policy Contract Form Number 86-025

     2. ReliaStar Life Insurance Company of New York Variable Life Insurance Separate Account II

          (a) Flexible Premium Variable Annuity Insurance Policy Contract Form Number 85-499


     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of March 30, 2001.


                                    RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK


                                    By: /s/ John Johnson
                                       -----------------------------------------
                                        Name:  John Johnson
                                        Title: Vice President


                                    PUTNAM VARIABLE TRUST

                                    By: /s/ John Verani
                                       -----------------------------------------
                                        Name:  John Verani
                                        Title: Vice President


                                    PUTNAM RETAIL MANAGEMENT INC.

                                    By: /s/ Eric Levy
                                       -----------------------------------------
                                        Name:  Eric Levy
                                        Title: Senior Vice President